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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 22, 2003


                       Affiliated Computer Services, Inc.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-24787                   51-0310342
(State of other jurisdiction   (Commission File Number)       (IRS Employer of
       incorporation)                                        Identification No.)


   2828 NORTH HASKELL AVENUE, DALLAS, TEXAS                        75204
   (Address of principal executive offices)                      (Zip code)


        Registrant's telephone number including area code: (214) 841-6111


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

           EXHIBIT
           NUMBER            DESCRIPTION
           ------            -----------
           99.1              Press release dated April 22, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9 and, in accordance with Securities Exchange Commission Release No. 33-8126, under Item 12, "Results of Operations and Financial Condition", by being presented under
Item 9.

         On April 22, 2003, Affiliated Computer Services, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended March 31, 2003. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company's web site at http://www.acs-inc.com.

         On April 22, 2003, the Company will hold a telephone conference and webcast to disclose the Company's financial results for the third quarter ended March 31, 2003. The Company's Supplementary Financial Information for use during this conference will be published on the Company's website.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          AFFILIATED COMPUTER SERVICES, INC.


                                          By:
                                             -----------------------------------
                                             Name: Warren Edwards
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


Date: April 22, 2003



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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
99.1              Affiliated Computer Services, Inc. Press Release dated
                  April 22, 2003









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